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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): December 19, 1996
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                              THE GILLETTE COMPANY
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               (Exact name of registrant as specified in charter)

          DELAWARE                     1-922                      04-1366970
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(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


Prudential Tower Building, Boston, Massachusetts                     02199
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    (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code: (617) 421-7000
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ITEM 5.           OTHER EVENTS

         On December 19, 1996, The Gillette Company announced a number of management changes in connection with its proposed acquisition of Duracell International Inc.

         Copies of the press releases announcing these changes are attached to this report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release issued by The Gillette Company on December 19,
                  1996.

         99.2     Press Release issued by The Gillette Company on December 19,
                  1996.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE GILLETTE COMPANY


                                        By: /s/ Thomas F. Skelly
                                            ------------------------------------
                                            Name: Thomas F. Skelly
                                            Title: Senior Vice President
                                                   and Chief Financial Officer


Date:  December 20, 1996



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                                  EXHIBIT INDEX


Exhibit No.                 Description of Exhibits                   Page
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    99.1       Press Release issued by The Gillette Company on
               December 19, 1996.

    99.2       Press Release issued by The Gillette Company on
               December 19, 1996.

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